Exhibit 10.2

EXECUTION COPY

FIRST AMENDMENT

     FIRST AMENDMENT, dated as of September 29, 2003 (this “Amendment”), to each of (i) the Credit Agreement, dated as of June 13, 2003 (such Credit Agreement, as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TRITON PCS, INC., a Delaware corporation (the “Borrower”), TRITON PCS HOLDINGS, INC., a Delaware corporation (“Holdings”), the Lenders parties thereto, LEHMAN COMMERCIAL PAPER INC., as Administrative Agent, COBANK, ACB, as Co-Syndication Agent, CITICORP NORTH AMERICA, INC., as Co-Syndication Agent, CHASE LINCOLN FIRST COMMERCIAL CORPORATION, as Co-Documentation Agent, and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Co-Documentation Agent, (ii) the Guarantee Agreement, dated as of June 13, 2003 (such Guarantee Agreement, as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”) made by each subsidiary listed on Schedule I thereto (the “Subsidiary Loan Parties”) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined therein), (iii) the Pledge Agreement, dated as of June 13, 2003 (such Pledge Agreement, as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”) among the Borrower, Holdings, the Subsidiary Loan Parties and the Administrative Agent for the benefit of the Secured Parties and (iv) the Security Agreement, dated as of June 13, 2003 (such Security Agreement, as amended, supplemented or otherwise modified from time to time, the “Security Agreement”) among the Borrower, the Subsidiary Loan Parties and the Administrative Agent for the benefit of the Secured Parties.

W I T N E S S E T H:

     WHEREAS, the Borrower, Holdings, the Lenders, the Administrative Agent, the Co-Syndication Agents and the Co-Documentation Agents are parties on the date hereof to the Credit Agreement;

     WHEREAS, the Subsidiary Loan Parties and the Administrative Agent are parties on the date hereof to the Guarantee Agreement;

     WHEREAS, the Borrower, Holdings, the Subsidiary Loan Parties and the Administrative Agent are parties on the date hereof to the Pledge Agreement;

     WHEREAS, the Borrower, the Subsidiary Loan Parties and the Administrative Agent are parties on the date hereof to the Security Agreement; and

     WHEREAS, the parties hereto wish to amend each of the Credit Agreement, the Guarantee Agreement, the Pledge Agreement and the Security Agreement on the terms and subject to the conditions set forth herein;

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     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.     Definitions. All defined terms used herein shall have the meanings set forth in the Credit Agreement unless otherwise defined herein.

     2.     Amendment to Section 1.01 of the Credit Agreement (Defined Terms).

               (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the period at the end of the definition of “Hedging Agreement” and inserting in lieu thereof the following: “, including, without limitation, any interest rate swap agreement or similar agreement that provides for the payment by Holdings, the Borrower or any of its Subsidiaries of (i) amounts based upon a floating rate in exchange for receipt by Holdings, the Borrower or such Subsidiary of amounts based upon a fixed rate or (ii) amounts based upon a fixed rate in exchange for receipt by Holdings, the Borrower or such Subsidiary of amounts based upon a floating rate.”

               (b) Section 1.01 of the Credit Agreement is hereby amended by deleting the second sentence of the definition of “Lenders”.

     3.     Amendment to Section 6.02 of the Credit Agreement (Liens). Section 6.02(ix) of the Credit Agreement is hereby amended by deleting the reference to “Hedging Obligations” and inserting in lieu thereof the words “Hedging Agreements”.

     4.     Amendment to Section 6.07 of the Credit Agreement (Hedging Agreements). Section 6.07 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof: “For the avoidance of doubt, Holdings, the Borrower and any Subsidiary may enter into any Hedging Agreement in respect of interest rates, including, without limitation, any such agreement that provides for the payment by Holdings, the Borrower or any of its Subsidiaries of (i) amounts based upon a floating rate in exchange for receipt by Holdings, the Borrower or such Subsidiary of amounts based upon a fixed rate or (ii) amounts based upon a fixed rate in exchange for receipt by Holdings, the Borrower or such Subsidiary of amounts based upon a floating rate; provided that the aggregate notional amount of Indebtedness or other obligations related to Hedging Agreements of the type specified in clause (i) of this sentence shall not exceed $500,000,000 in the aggregate.”

     5.     Amendment to Guarantee Agreement.

               (a) Section 1 of the Guarantee Agreement is hereby amended by inserting the following new sentence at the end of the first paragraph of such Section 1: “For the avoidance of doubt, the term “Lender” as used in clause (c) of the first sentence of this paragraph shall also include each Person that both (y) is a counterparty to a Hedging Agreement with a Loan Party and (z) was a Lender or an Affiliate of a Lender at the time such Hedging Agreement was entered into and the term “Secured Party” as used in this Guarantee Agreement shall include each such Affiliate.”

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               (b) Section 21 of the Guarantee Agreement is hereby amended by deleting the reference to “Lender” where it appears in the last sentence of such Section 21 and inserting in lieu thereof “Secured Party”.

     6.     Amendment to Pledge Agreement. The Pledge Agreement is hereby amended by inserting the following new sentence at the end of the second paragraph of the preliminary statement: “For the avoidance of doubt, the term “Lender” as used in clause (d) of the third sentence of this paragraph shall also include each Person that both (y) is a counterparty to a Hedging Agreement with a Loan Party and (z) was a Lender or an Affiliate of a Lender at the time such Hedging Agreement was entered into and the term “Secured Party” as used in this Pledge Agreement shall include each such Affiliate.”

     7.     Amendment to Security Agreement.

               (a) The Security Agreement is hereby amended by inserting the following new sentence at the end of the second paragraph of the preliminary statement: “For the avoidance of doubt, the term “Lender” as used in clause (d) of the third sentence of this paragraph shall also include each Person that both (y) is a counterparty to a Hedging Agreement with a Loan Party and (z) was a Lender or an Affiliate of a Lender at the time such Hedging Agreement was entered into.”

               (b) Section 1.02 of the Security Agreement is hereby amended by inserting the following after the word “Lender” in clause (d) of the definition of “Secured Parties:” “or an Affiliate of a Lender”.

     8.     Representations; No Default. On and as of the date hereof, and after giving effect to this Amendment, (i) each of Holdings and the Borrower certifies that no Default or Event of Default has occurred or is continuing, and (ii) each of Holdings and the Borrower confirms, reaffirms and restates that the representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects.

     9.     Conditions to Effectiveness. This Amendment shall become effective on and as of the date that the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of the Required Lenders, the Borrower, Holdings, and each of the Subsidiary Loan Parties.

     10.     Limited Amendment. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any term or condition of any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

     11.     Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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     12.     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

TRITON PCS, INC.

By:	/s/ Daniel E. Hopkins

Name: Daniel E. Hopkins
Title: SVP of Finance and Treasurer

TRITON PCS HOLDINGS, INC.

By:	/s/ Daniel E. Hopkins

Name: Daniel E. Hopkins
Title: SVP of Finance and Treasurer

TRITON MANAGEMENT COMPANY, INC.

By:	/s/ Daniel E. Hopkins

Name: Daniel E. Hopkins
Title: SVP of Finance and Treasurer

TRITON PCS FINANCE COMPANY, INC.

By:	/s/ Daniel E. Hopkins

Name: Daniel E. Hopkins
Title: SVP of Finance and Treasurer

TRITON PCS HOLDINGS COMPANY L.L.C.
TRITON PCS OPERATING COMPANY L.L.C.
TRITON PCS EQUIPMENT COMPANY L.L.C.
TRITON PCS INVESTMENT COMPANY L.L.C.

By:	TRITON MANAGEMENT COMPANY, INC., its manager

By:	/s/ Daniel E. Hopkins

Name: Daniel E. Hopkins
Title: SVP of Finance and Treasurer

[Signature Page to Triton Amendment]

LEHMAN COMMERCIAL PAPER INC.,
individually and as Administrative Agent

By: /s/ G. Robert Berzins Name: G. Robert Berzins
Title: Vice President

COBANK, ACB, individually and as
Co-Syndication Agent

By:	/s/Christopher J. Mott

Name: Christopher J. Mott
Title: Vice President

CITICORP NORTH AMERICA, INC.,
individually and as Co-Syndication Agent

By:	/s/ John P. Judge

Name: John P. Judge
Title: Vice President

CHASE LINCOLN FIRST
COMMERCIAL CORPORATION, individually and as
Co-Documentation Agent

By:

Name:
Title:

MERRILL LYNCH, PIERCE, FENNER &
SMITH INCORPORATED, as Co-Documentation Agent

By:	/s/ Arthur J. Lafaire

Name: Arthur J. Lafaire
Title: Vice President

[Signature Page to Triton Amendment]

MERRILL LYNCH CAPITAL CORPORATION

By:	/s/ Arthur J. Lafaire

Name: Arthur J. Lafaire
Title: Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEEN BANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/ Douglas W. Zylstra

Name: Douglas W. Zylstra
Title: Senior Vice President

By:	/s/ Ian Reece

Name: Ian Reece
Title: Managing Director

NATIONAL CITY BANK

By:	/s/ Mike Grimes

Name: Mike Grimes
Title:

[Signature Page to Triton Amendment]